EXHIBIT 99.3

Mothers Work, Inc.

First Quarter (FY 2005)

Earnings Release Conference Call

January 26, 2005

9:00 a.m. Eastern Time

Excerpt of Certain Financial Information Discussed During the Question and Answer Period of the

Conference Call Not Included in the Prepared Remarks

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Question:	What was capex in the quarter?

Edward M. Krell:	Capex for the first quarter was about $5.4 million.